EXHIBIT 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Grand Peak Capital Corp. (the "Company") on Form 20-F/A Amendment No.1 for the year ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the " Amended Form 20-F"), I, Navchand Jagpal, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Amended Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Amended Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19 , 2008

/s/ Navchand Jagpal
Navchand Jagpal
Chief Executive Officer,
Chief Financial Officer and President